By Name Title \p tR Np,v4ck. 445‘,4240Cfr___ Date DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 AMENDMENT NO. 25 to the VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT Effective March 1, 2005 Between JACKSON NATIONAL LIFE INSURANCE COMPANY ("CEDING COMPANY") and CHUBB TEMPEST LIFE REINSURANCE LTD (formerly ACE TEMPEST LIFE REINSURANCE LTD) ("REINSURER") Effective June 24, 2020, this Amendment is hereby attached to and becomes a part of the above- described Reinsurance Agreement. It is mutually agreed that the Reirisurance Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective April 27, 2020. To effect these changes, the following provision of the Reinsurance Agreement is hereby amended: • Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment #24, is hereby replaced by the attached Schedule B-2. Jackson National Life Insurance Company Chubb Tempest Life Reinsurance Ltd. DocuSigned by: Sotc row, BY \--4A8416C1A(102410 Jim Rasque Name Title VP & Chief Actuary Date August 21, 2020

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 SCHEDULE B-2 Subaccounts Subject to this Reinsurance Agreement Fund Name Comment Product Availability Fifth Third Balanced VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Disciplined Value VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Mid Cap VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only Fifth Third Quality Growth VIP Fund Fund no longer available for new investments effective 8/13/2007 and was liquidated effective 10/12/2007 Fifth Third Only JNL Aggressive Growth Allocation Fund Name changed from JNL Disciplined Growth effective 9/25/2017 and from JNL/S&P Disciplined Growth (New 1/16/2007) effective 8/29/2011 All JNL Conservative Allocation Fund New 9/25/2017 All JNL Growth Allocation Fund Name changed from JNL Disciplined Moderate Growth effective 9/25/2017 and from JNL/S&P Disciplined Moderate Growth (New 1/16/2007) effective 8/29/2011 All but Fifth Third JNL Institutional Alt 25 Fund • Name changed from JNL Institutional Alt 20 (New 4/6/2009) effective 9/25/2017 • Effective 9/25/2017, JNL Institutional Alt 35 Fund (New 4/6/2009) merged into this fund All JNL Institutional Alt 50 Fund • New 4/6/2009 • Effective 9/25/2017, JNL Institutional Alt 65 Fund (New 4/6/2009) merged into this fund All . JNL iShares Tactical Growth Fund New 8/13/2018 JNL iShares Tactical Moderate Fund New 8/13/2018 JNL iShares Tactical Moderate Growth Fund New 8/13/2018 JNL Moderate Allocation Fund New 9/25/2017 All but Fifth Third JNL Moderate Growth Allocation Fund Name changed from JNL Disciplined Moderate effective 9/25/2017 and from JNL/S&P Disciplined Moderate (New 1/16/2007) effective 8/29/2011 All but Fifth Third

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/American Funds Balanced Name changed from JNL/Capital Guardian Global Balanced Fund effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007 All JNL/American Funds Blue Chip Income and Growth Fund New 5/3/2010 All JNL/American Funds Capital Income Builder Fund New 8/13/2018 JNL/American Funds Capital World Bond Fund • New 5/3/2010 • Name changed from JNL/American Funds Global Bond Fund effective 4/27/2020 All JNL/American Funds Global Growth Fund New 8/13/2018 JNL/American Funds Global Small Capitalization Fund New 5/3/2010 All JNL/American Funds Growth Allocation Fund New 4/30/2012 All JNL/American Funds Growth Fund New 8/13/2018 JNL/American Funds Growth-Income Fund New 5/3/2010 All JNL/American Funds International Fund New 5/3/2010 All JNL/American Funds Moderate Growth Allocation Fund Name changed from JNL/American Funds Balanced Allocation (New 4/30/2012) effective 9/25/2017 All JNL/American Funds New World Fund New 5/3/2010 All JNL/AQR Large Cap Defensive Style Fund New 6/24/2019 JNL/AQR Large Cap Relaxed Constraint Equity Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010 All JNL/AQR Managed Futures Strategy Fund • New 4/27/2015 • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund. All but Fifth Third JNL/Black Rock Commodity Securities Strategy Fund • New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/Black Rock Commodity Securities Fund. All JNL/BlackRock Advantage International Fund New 6/24/2019 JNL/BlackRock Global Allocation Fund New 10/11/2010 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/BlackRock Global Natural Resources Fund Name changed from JNL/BlackRock Natural Resources effective 9/25/2017 and from JNL/BlackRock Community Securities All Strategy Fund effective 9/2015 and from JNL/BlackRock Commodity Securities Fund effective 4/29/2013 and from JNL/Credit Suisse Commodity Securities Fund effective 10/11/2010 and from JNL/Credit Suisse Global Natural Resources (New 1/16/2007) effective 9/28/2009 JNL/BlackRock Large Cap Select Growth Fund • Name changed from JI\IL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, name changed from JNL/UBS Large Cap Select Growth Fund • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund. All JNL/Boston Partners Global Long Short Equity Fund New 8/13/2018 JNL/Causeway International Value Select Fund • Name changed from JNL/JP Morgan International Value Fund effective 9/28/2015 All JNL/ClearBridge Large Cap Growth Fund New 9/25/2017 All JNL/DFA Growth Allocation Fund New 4/24/2017 All JNL/DFA International Core Equity Fund New 6/24/2019 JNL/DFA Moderate Growth Allocation Fund Name changed from JNL/DFA Moderate Allocation Fund (New 4/24/2017) effective 9/25/2017 All JNL/DFA U.S. Micro Cap Fund New 8/13/2018 JNL/DFA US Core Equity Fund Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012 All JNL/Double Line Emerging Markets Fixed Income Fund New 8/13/2018 JNL/DoubleLine Core Fixed Income Fund Name changed from JNL/PIIVICO Total Return effective 9/25/2017 All JNL/DoubleLine Total Return Fund New 9/28/2015 All JNL/Eaton Vance Global Macro Absolute Return Advantage Fund New 8/13/2018 JNL/Epoch Global Shareholder Yield Fund New 8/13/2018 JNL/FAMCO Flex Core Covered Call Fund New 9/25/2017 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Fidelity Institutional Asset Management Total Bond Fund • Formerly JNL/Salomon Brothers Global Bond Fund. • Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, from JNL/Western Asset Strategic Bond Fund effective 4/30/2007, and from JNL/Goldman Sachs Core Plus Bond Fund effective 6/24/2019. All JNL/First State Global Infrastructure Fund • New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund. • Effective 8/13/2018, name changed from JNL/Brookfield Global Infrastructure and MLP Fund All JNL/FPA + DoubleLine Flexible Allocation Fund • New 9/28/2009 • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016 All but Fifth Third JNL/Franldin Templeton Global Fund • Name changed from JNL/Franldin Templeton Global Growth Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franldin Templeton Global Growth Fund All JNL/Franldin Templeton Global Multi-sector Bond Fund New 12/12/2011 All JNL/Franklin Templeton Growth Allocation Fund • New 1/16/2007 • Name changed from JNL/Franklin Templeton Founding All Strategy Fund effective 6/24/2019 JNL/Franldin Templeton Income Fund New 5/1/2006 All JNL/Franklin Templeton International Small Cap Fund • New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010 • Name changed from JNL/Franldin Templeton International All Small Cap Growth Fund effective 8/13/2018 JNL/Goldman Sachs 4 Fund • New 12/3/2007 • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund • Name changed from JNL/S&P 4 Fund effective 4/27/2020 All JNL/Goldman Sachs Competitive Advantage Fund • New 12/3/2007 • Name changed from JNL/S&P Competitive Advantage Fund effective 4/27/2020 All but Retirement Latitudes

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Goldman Sachs Dividend Income & Growth Fund • New 12/3/2007 . Effective 9/16/2013, JNL/ Mellon Capital Dow sm Dividend Fund merged into this fund. • Name changed from JNL/S&P Dividend Income & Growth Fund effective 4/27/2020 All (available for Retirement Latitudes effective 9/16/2013) JNL/Goldman Sachs Emerging Markets Debt Fund New 10/6/2008 All JNL/Goldman Sachs International 5 Fund • New 8/13/2018 • Name changed from JNL/S&P International 5 Fund effective 4/27/2020 JNL/Goldman Sachs Intrinsic Value Fund • New 12/3/2007 • Name changed from JNL/S&P Intrinsic Value Fund effective 4/27/2020 All but Retirement Latitudes JNL/Goldman Sachs Managed Aggressive Growth Fund • On 10/4/2004 merged with JNL/S&P Aggressive Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/W&P Very Aggressive Growth Fund I, JNL/S&P Core Index 50 Fund, and JNL/S&P Core Index 75 Fund. • Name changed from JNL/S&P Managed Aggressive Growth All Fund effective 4/27/2020 JNL/Goldman Sachs Managed Conservative Fund • New 10/4/2004 • Name changed from JNL/S&P Managed Conservative Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Growth Fund • Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund was merged into this fund. • Name changed from JNL/S&P Managed Growth Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Moderate Fund • Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund. • Name changed from JNL/S&P Managed Moderate Fund effective 4/27/2020 All JNL/Goldman Sachs Managed Moderate Growth Fund • Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I; • Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund. • Name changed from JNL/S&P Managed Moderate Growth Fund effective 4/27/2020 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Goldman Sachs Total Yield Fund • New 12/3/2007 • Name changed from JNL/S&P Total Yield Fund effective 4/27/2020 All but Retirement Latitudes JNL/GQG Emerging Markets Equity Fund New 8/13/2018 JNL/Harris Oakmark Global Equity • New 9/25/2017 • Effective 9/25/2017, JNL/Red Rocks Listed Private Equity Fund merged into this Fund All JNL/Heitman U.S. Focused Real Estate Fund New 8/13/2018 JNL/Invesco China-India Fund • New 3/31/2008 • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex- Japan Fund merged into this fund All JNL/Invesco Diversified Dividend Fund • New 9/25/2017 All JNL/Invesco Global Growth Fund • Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund • Name changed from JNL/Oppenheimer Global Growth Fund effective 4/27/2020 All (available for Retirement Latitudes effective 4/28/2014) JNL/Invesco Global Real Estate Fund • New 5/2/05, • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund. All JNL/Invesco International Growth Fund • Named changed from JNL/Putnam International Equity Fund effective 5/2/05 and from JNL/JPM International Equity Fund effective 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIIVI International Growth Fund. All JNL/Invesco Mid Cap Value Fund • Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund. All JNL/Invesco Small Cap Growth Fund Name changed from JNL/AIM Small Cap Growth Fund effective All 10/11/2010.

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/JP Morgan Hedged Equity Fund New 8/13/2018 JNL/TPMorgan Growth & Income • New 1/16/2007 • Name changed from JNL/Franldin Templeton Mutual Shares All effective 4/27/2020 JNL/JPMorgan Mid Cap Growth Fund • Subadvisor changed from Janus on 2/18/04. • Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund merged with this fund effective 12/3/2007. All JNL/JPMorgan U.S. Government & Quality Bond Fund Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007. All JNL/Lazard International Strategic Equity Fund New 8/13/2018 JNL/Loomis Sayles Global Growth New 4/27/2020 JNL/Lord Abbett Short Duration Income New 4/27/2020 TNL/Mellon Bond Index Fund Name changed from JNL/Mellon Capital Bond Index Fund effective 6/24/2019 All JNL/Mellon Capital 10 x 10 Fund New 4/30/2007 All but Retirement Latitudes JNL/Mellon Capital JNL 5 Fund • Effective 10/4/04 • On 4/30/2007 the JNL/ Mellon Capital Management Dow' 10 Fund, the JNL/ Mellon Capital Management S&P @ 10 Fund, and the JNL/ Mellon Capital Management Global 15 Fund were merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P 24 Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund All JNL/Mellon Capital MSCI KLD 400 Social Index Fund • New 4/24/2017 All JNL/Mellon Capital S&P ® SMid 60 Fund New 4/30/2007 All but Retirement Latitudes

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability All JNL/Mellon Communication Services Fund • New 8/13/2018 • Name changed from JNL/Mellon Capital Telecommunications Sector Fund effective 6/24/2019 JNL/Mellon Consumer Discretionary Sector Fund • Subadvisor changed from Curian effective 2/18/2004 • Name changed from JNL/Mellon Capital Consumer Discretionary Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Consumer Brands Sector effective 9/25/2017 All JNL/Mellon Consumer Staples Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Consumer Staples Sector Fund effective 6/24/2019. All JNL/Mellon Dow Index Fund • Name changed form JNL/Mellon Capital Management the Dow to JNL/Mellon Capital Dow 10 Effective 1/17/2006 • Name changed from JNL/Mellon Capital Dow 10 Effective 9/28/2015 • Name changed from JNL/Mellon Capital Dow Index Fund effective 6/24/2019 All JNL/Mellon Emerging Markets Index Fund • New 12/12/2011 • Name changed from JNL/Mellon Capital Emerging Markets Index Fund effective 6/24/2019 All JNL/Mellon Energy Sector Fund • Subadvisor changed from Curian effective 2/18/04. • Name changed from JNL/Mellon Capital Energy Sector Fund effective 6/24/2019, from JNL/Mellon Capital Oil & Gas Sector Fund effective 9/25/2017 and from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005 All JNL/Mellon Equity Income Fund • New 9/25/2017 • Name changed from JNL/The Boston Company Equity Income Fund effective 6/24/2019. All JNL/Mellon Financial Sector Fund • Name changed from JNL/Mellon Capital Financial Sector Fund effective 6/24/2019. All JNL/Mellon Healthcare Sector Fund Name changed from JNL/Mellon Capital Healthcare Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05 All JNL/Mellon Index 5 Fund • New 4/30/2007 • Name changed from JNL/Mellon Capital Index 5 Fund effective 6/24/2019. All but Retirement Latitudes

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon Industrials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Industrials Sector Fund effective 6/24/2019. All JNL/Mellon Inforniation Technology Sector Fund Name changed from JNL/Mellon Capital Information Technology Sector Fund effective 6/24/2019 and from JNL/Mellon Capital Technology Sector Fund effective 9/25/2017 All JNL/Mellon International Index Fund • Effective 9/15/2014, JNL/ Mellon Capital NYSE® International 25 Fund merged into this fund • Name changed from JNL/Mellon Capital International Index Fund effective 6/24/2019 All JNL/Mellon Materials Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Materials Sector Fund effective 6/24/2019 All JNL/Mellon MSCI World Index Fund Name changed from JNL/Mellon Capital MSCI World Index Fund effective 6/24/2019, from JNL/Mellon Capital Global 30 Fund effective 9/25/2017 and from JNL/Mellon Capital Global 15 Effective 9/28/2015 All JNL/Mellon Nasdaq 100 Index Fund Name changed from JNL/Mellon Capital Nasdaq 100 Index effective 6/24/2019, from JNL/Mellon Capital Nasdaq 100 effective 9/25/2017 and changed from JNL/Mellon Capital Nasdaq 25 Fund effective 4/25/2016, and from JNL/Mellon Capital Management Nasdaq 15 fund (New 10/4/2004) effective 12/3/2007 All JNL/Mellon Real Estate Sector Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital Real Estate Sector Fund effective 6/24/2019. All JNL/Mellon S&P 1500 Growth Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Growth Index Fund effective 6/24/2019. All JNL/Mellon S&P 1500 Value Index Fund • New 9/25/2017 • Name changed from JNL/Mellon Capital S&P 1500 Value Index Fund effective 6/24/2019. All JNL/Mellon S&P 400 Mid Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/ Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund • Name changed from JNL/Mellon Capital S&P 400 Mid Cap Index Fund effective 6/24/2019. All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/Mellon S&P 500 Index Fund • Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund. • Name changed from JNL/Mellon Capital S&P 500 Index Fund effective 6/24/2019. All JNL/Mellon Small Cap Index Fund • Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03; • Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund. • Name changed from JNL/Mellon Capital Small Cap Index Fund effective 6/24/2019. All JNL/Mellon Utilities Sector Fund • New 8/13/2018 Name changed from JNL/Mellon Capital Utilities Sector effective 6/4/2019 JNL/MFS Mid Cap Value Fund Name changed from JNL/Goldman Sachs Mid Cap Value Fund (New 5/2/2005) effective 4/24/2017 All JNL/Morningstar Wide Moat Index Fund New 8/13/2018 JNL/Multi-Manager Alternative New 4/27/2020 JNL/Multi-Manager Emerging Markets Equity Fund • New 5/1/2006 • Na,me changed from JNL/Lazard Emerging Markets Fund effective 4/27/2020 All JNL/Multi-Manager Mid Cap Fund New 9/19/2016 All .TNL/Multi-Manager Small Cap Growth Fund Name changed from JNL/Eagle Small Cap Equity effective All 9/28/2015 JNL/Multi-Manager Small Cap Value Fund • New 5/2/2005 • Name changed from JNL/Franldin Templeton Small Cap Value Fund Effective 9/28/2015 All JNL/Neuberger Berman Company Fund New 8/13/2018 JNL/Neuberger Berman Strategic Income Fund New 4/30/2012 All but Retirement Latitudes JNL/Nicholas Convertible Arbitrage Fund New 8/13/2018

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability JNL/PIMCO Credit Income Fund New 9/28/2015 All JNL/PIMCO Income Fund New 9/25/2017 All JNL/PIMCO Real Return New 1/16/2007 All JNL/PPM America Floating Rate Income Fund New 5/2/2011 All JNL/PPM America High Yield Bond Fund Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007 and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007. All JNL/PPM America Long Short Credit Fund New 8/13/2018 JNL/PPM America Mid-Cap Value Fund New 3/31/2008 All JNL/PPM America Small Cap Value Fund New 3/31/2008 All JNL/PPM America Total Return Fund New 4/27/2015 All JNL/PPM America Value Equity Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007 All (Exclusion of Retirement Latitudes was lifted eff 10/6/2008) JNL/RAFI Fundamental Asia Developed Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital Pacific Rim 30 Fund effective 6/24/2019. All JNL/RAFI Fundamental Europe Fund • New 10/6/2008 • Name changed from JNL/Mellon Capital European 30 Fund effective 6/24/2019. All JNL/RAFI Fundamental U.S. Small Cap Fund New 6/24/2019 JNL/RAFI Multi-Factor U.S. Equity Fund New 6/24/2019 JNL/S&P Mid 3 New 4/28/2014 All JNL/T.Rowe Price Balanced Fund New 4/27/2020 JNL/T.Rowe Price Established Growth Fund • JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007. All JNL/T.Rowe Price Mid-Cap Growth Fund Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund (New 4/30/12) merged into this Fund All JNL/T.Rowe Price Short Term Bond Fund • New 5/1/2006 • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009 All

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability All JNL/T.Rowe Price U.S. High Yield Fund • New 4/25/2016 • Name changed from JNL/Crescent High Income Fund effective 4/27/2020 JNL/T.Rowe Price Value Fund All JNL/The London Company Focused U.S. Equity Fund New 8/13/2018 JNLNanguard Capital Growth Fund New 9/25/2017 All JNLNanguard Equity Income Fund New 9/25/2017 All JNLNanguard Global Bond Market Index Fund New 9/25/2017 All JNLNanguard Growth En, Allocation Fund • New 9/25/2017 • Name changed from JNLNanguard Growth Allocation Fund effective 8/13/2018. All JNLNanguard International Fund New 9/25/2017 All JNLNanguard International Stock Market Index Fund New 9/25/2017 All JNLNanguard Moderate ETF Allocation Fund • New 9/25/2017 • Name changed from JNLNanguard Moderate Allocation Fund effective 8/13/2018. All JNLNanguard Moderate Growth ETF Allocation Fund • New 9/25/2017 • Name changed from JNLNanguard Moderate Growth Allocation Fund effective 8/13/2018. All JNLNanguard Small Company Growth Fund New 9/25/2017 All JNLNanguard U.S. Stock Market Index Fund New 9/25/2017 All JNL/WCM Focused International Equity Fund New 8/13/2018 JNL/Westchester Capital Event Driven Fund New 8/13/2018 JNL/WMC Balanced Name changed from JNL/Select Balanced effective 5/2/2011 All JNL/WMC Government Money Market Fund Name changed from JNL/WMC Money Market fund effective 4/24/2017 and from JNL/Select Money Market effective 5/2/2011 All JNL/WMC Value Name changed from JNL/Select Value effective 5/2/2011 All JNL General Account Guaranteed Five Year Fixed All but Advisors II and Perspective Series Guaranteed One Year Fixed All but Advisors II Guaranteed Seven Year Fixed All but Advisors II and Perspective A Series

DocuSign Envelope ID: 7F38F880-5ACB-4189-802C-C81D4B2CA3E4 Fund Name Comment Product Availability Guaranteed Three Year Fixed All but Advisors II and Perspective A Series 12 Month DCA All 6 Month DCA All Note: Effective April 29, 2013, MIL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds. J31L Chubb 2005 Treaty Schedule B-2 Amendment #24